Fixed Income Investor Review 1st Quarter 2015 Exhibit 99.1

2 Disclaimers Cautionary Statement Regarding Forward-Looking Statements The following slides are part of a presentation by Synchrony Financial and are intended to be viewed as part of that presentation. No representation is made that the information in these slides is complete. This presentation contains certain forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. Forward-looking statements may be identified by words such as “outlook,” “expects,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “targets,” “estimates,” “will,” “should,” “may” or words of similar meaning, but these words are not the exclusive means of identifying forward-looking statements. Forward-looking statements are based on management’s current expectations and assumptions, and are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, actual results could differ materially from those indicated in these forward-looking statements. Factors that could cause actual results to differ materially include global political, economic, business, competitive, market, regulatory and other factors and risks, such as: the impact of macroeconomic conditions and whether industry trends we have identified develop as anticipated; retaining existing partners and attracting new partners, concentration of our platform revenue in a small number of Retail Card partners, promotion and support of our products by our partners, and financial performance of our partners; our need for additional financing, higher borrowing costs and adverse financial market conditions impacting our funding and liquidity, and any reduction in our credit ratings; our ability to securitize our loans, occurrence of an early amortization of our securitization facilities, loss of the right to service or subservice our securitized loans, and lower payment rates on our securitized loans; our reliance on dividends, distributions and other payments from Synchrony Bank; our ability to grow our deposits in the future; changes in market interest rates and the impact of any margin compression; effectiveness of our risk management processes and procedures, reliance on models which may be inaccurate or misinterpreted, our ability to manage our credit risk, the sufficiency of our allowance for loan losses and the accuracy of the assumptions or estimates used in preparing our financial statements; our ability to offset increases in our costs in retailer share arrangements; competition in the consumer finance industry; our concentration in the U.S. consumer credit market; our ability to successfully develop and commercialize new or enhanced products and services; our ability to realize the value of strategic investments; reductions in interchange fees; fraudulent activity; cyber-attacks or other security breaches; failure of third parties to provide various services that are important to our operations; disruptions in the operations of our computer systems and data centers; international risks and compliance and regulatory risks and costs associated with international operations; alleged infringement of intellectual property rights of others and our ability to protect our intellectual property; litigation and regulatory actions; damage to our reputation; our ability to attract, retain and motivate key officers and employees; tax legislation initiatives or challenges to our tax positions and state sales tax rules and regulations; significant and extensive regulation, supervision, examination and enforcement of our business by governmental authorities, the impact of the Dodd-Frank Act and the impact of the CFPB’s regulation of our business; changes to our methods of offering our CareCredit products; impact of capital adequacy rules; restrictions that limit Synchrony Bank’s ability to pay dividends; regulations relating to privacy, information security and data protection; use of third-party vendors and ongoing third-party business relationships; failure to comply with anti-money laundering and anti-terrorism financing laws; effect of General Electric Capital Corporation being subject to regulation by the Federal Reserve Board both as a savings and loan holding company and as a systemically important financial institution; General Electric Company (“GE”) not completing the separation from us as planned or at all, GE’s inability to obtain savings and loan holding company deregistration (“GE SLHC Deregistration”) and GE continuing to have significant control over us; completion by the Federal Reserve Board of a review (with satisfactory results) of our preparedness to operate on a standalone basis, independently of GE, and Federal Reserve Board approval required for us to continue to be a savings and loan holding company, including the timing of the approval and the imposition of any significant additional capital or liquidity requirements; our need to establish and significantly expand many aspects of our operations and infrastructure; delays in receiving or failure to receive Federal Reserve Board agreement required for us to be treated as a financial holding company after the GE SLHC Deregistration; loss of association with GE’s strong brand and reputation; limited right to use the GE brand name and logo and need to establish a new brand; GE has significant control over us; terms of our arrangements with GE may be more favorable than what we will be able to obtain from unaffiliated third parties; obligations associated with being a public company; our incremental cost of operating as a standalone public company could be substantially more than anticipated; GE could engage in businesses that compete with us, and conflicts of interest may arise between us and GE; and failure caused by us of GE’s distribution of our common stock to its stockholders in exchange for its common stock to qualify for tax-free treatment, which may result in significant tax liabilities to GE for which we may be required to indemnify GE. For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this presentation and in our public filings, including under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as filed on February 23, 2015. You should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties, or potentially inaccurate assumptions that could cause our current expectations or beliefs to change. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law. Non-GAAP Measures The information provided herein includes measures we refer to as “platform revenue” and “platform revenue excluding retailer share arrangements” and certain capital ratios, which are not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The reconciliations of such measures to the most directly comparable GAAP measures are included in the appendix of this presentation.

3 Experienced Management Team Brian D. Doubles Chief Financial Officer, Synchrony Financial  CFO since January 2009  Global FP&A leader, GE Consumer Finance  CEO & CFO, GE’s WMC mortgage business  Various other leadership roles at GE Margaret M. Keane President & CEO, Synchrony Financial  CEO since April 2011  CEO, Retail Card  SVP, GE Consumer Finance  Various leadership roles at Citicorp Henry F. Greig Chief Risk Officer, Synchrony Financial  CRO since October 2010  CRO, GE Retail Card  VP Risk, GE N.A. Retail Finance business  Various other leadership roles at GE Eric Duenwald Treasurer, Synchrony Financial  Deputy Treasurer since April 2014  Deputy Treasurer, GE Treasury  COO, CIO, CFO GE Treasury  Various other leadership roles at GE

Experienced Board Members

Independent board members



Rick Hartnack

Non-Executive Chairman of the Board

- ✓ Experience: 40+ years banking and consumer finance
- ✓ Most recent position: Vice Chairman and Head of Consumer and Small Business Banking, US Bancorp
- ✓ Previous experience: Vice Chairman, Union Bank; Executive Vice President, First Chicago Corp.
- ✓ Public company boards: Federal Home Loan Mortgage Corporation (Freddie Mac)



Roy Guthrie

Risk Committee Chair

- ✓ Experience: 30+ years consumer banking and credit cards
- ✓ Most recent position: CFO, Discover Financial Services
- ✓ Previous experience: President & CEO, CitiFinancial; President & CEO CitiCapital; Various roles of increasing responsibility at Associates First Capital
- ✓ Public company boards: Lifelock, Inc. and Springleaf Financial, Inc.



Jeffrey Naylor

Audit Committee Chair

- ✓ Experience: 25+ years retail and consumer goods
- ✓ Current position: Founder & Managing Director of Topaz Consulting, LLC
- ✓ Previous experience: SEVP, Chief Administrative Officer and CFO, TJX Companies, Inc.; SVP & CFO, Big Lots, Inc.; Controller, Limited, Inc.
- ✓ Public company boards: The Fresh Market, Inc.

GE board members

William H. Cary	Daniel O. Colao	Alexander Dimitrief	Anne Kennelly Kratky	Dmitri L. Stockton
Former COO, GE Capital	*FP&A Leader, GE Capital*	*General Counsel, GE Capital*	*CRO, GE Treasury*	*CEO, GE Asset Management*

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5 (a) Source: The Nilson Report (April 2015 Issue #1062) Synchrony Financial Overview Strong Value Proposition for Partners and Consumers 2  Deep partner integration enables customized loyalty products, across channels  Advanced data analytics and targeted marketing capabilities  Dedicated team members support partners to help maximize program effectiveness  Partner and cardholder focused mobile payments and e-commerce strategies Attractive Growth and Ample Opportunities 3  Strong receivables growth: 9% annual growth since 2012  Significant opportunity to leverage long-standing partnerships to increase penetration  Opportunity to attract new partners  Developing broad product suite to support our efforts to build a leading, full-scale online bank Solid Financial Profile and Operating Performance 4  Solid fundamentals with attractive returns  Strong capital and liquidity with diverse funding profile  Positioned for future capital return post separation Leading Consumer Finance Business  Largest PLCC provider in US: 61.6 million average active accounts and $58.2 billion in loan receivables  A leader in financing for major consumer purchases and healthcare services  Long-standing and diverse partner base (a) 1

6 Partner-Centric Business with Leading Sales Platforms Payment Solutions Retail Card CareCredit Private label credit cards, dual cards & small business credit products for large retailers Promotional financing for major consumer purchases, offering private label credit cards & installment loans Promotional financing to consumers for elective healthcare procedures & services Receivables ($B) (a) Does not include $0.4 billion of loan receivables held for sale All data is as of March 31, 2015. (a) $39.7 $11.8 $6.7

7 Long-Standing and Diverse Partner Base Length of relationship Last renewal 36 years 2014 21 years 2014 18 years 2014 17 years 2014 15 years 2013 15 years 2013 9 years 2013 7 years 2015 3 years 2011 2 years 2012 Partner profile

8 $20 $30 $40 $50 Our Market and Position Credit card receivables The Nilson Report, % of 2008 market 80% 85% 90% 95% 100% 105% Private Label Credit Cards are above pre- crisis levels at $108 billion General Purpose Credit Cards are down 11% from peak at $765 billion 2008 2009 2010 2011 2012 2013 Synchrony PLCC receivables The Nilson Report, PLCC year-end receivables, $ in billions, % PLCC share $42 $35 $37 SYF +$9 billion PLCC +$14 billion since 2011 2014 2011 2012 42% 37% 39% $44 41% 2014 2013

Differentiated Value Proposition for Our Partners & Customers

10 Customer benefits Providing Value for Partners & Customers • Increased sales • Strengthened customer loyalty • Enhanced marketing • Additional economic benefits • Instant access to credit • Attractive discounts, promotional terms & loyalty rewards • Ability to obtain separate financing for major purchases Partner benefits

Partner Value Proposition

Increased sales

- ✓ Our purchase volume is growing faster than market
- ✓ Promotional financing influences big-ticket & healthcare spend

Purchase volume [(a)]

Gray = non-cardholder
Blue = cardholder



+43%
+86%
+39%
Retailer A
Retailer B
Retailer C

Cardholders spend substantially more than non-cardholders

Customer Loyalty [(b)]

- ✓ Retail Card customers average 7 year relationship
- ✓ 47% of CareCredit purchase volume from reuse of product by existing customers



30% OFF
GIVE THE SEASON
GAP

Engagement throughout customer lifecycle leads to loyalty and retention

Enhanced marketing

- ✓ Dedicated on-site teams provide actionable insights
- ✓ Targeted marketing with advanced data analytics

Purchase volume [(c)]

Acquired retailer purchase volume as a % of prior issuer's purchase volume



+39%
+82%
+115%
Pre Acq.
Year 1
Year 2
Year 3
Post Acquisition

1,000+ FTE dedicated to drive partner sales

Economic benefits

- ✓ No interchange fees for in-store purchases
- ✓ Retailer share arrangements enhance engagement



$2.6B+
Margin on additional sales
++
Interchange savings
++
Retailer share arrangements
$2.6B
2014

We deliver significant savings and earnings to our partners

(a) Based on internal research
(b) Metrics as of 12/31/2014
(c) Based on retailer reporting

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12 Attracting New Partners Retail Card Payment Solutions CareCredit • Experience • Partnership with on-site dedicated teams for large partners • Long history of improving sales • Customer loyalty & retention Recent wins • Differentiated capabilities:  Marketing and analytics  Mobile and online  Deep domain expertise in retail POS  Underwriting and lifecycle management We attract partners who value our All three platforms continue to increase partners and locations

Customer Value Proposition

Promotions & rewards

Rewards tailored to each customer



Synchrony rewards value
General Purpose cash back [a]
5% - 40%
1% - 10%
Up to 5%
1% - 2%
Promo
Everyday
Promo
Everyday

Significant acquisition & lifecycle benefits vs General Purpose

Promotional financing

Making purchases & procedures obtainable

48% of CareCredit customers would postpone or reduce scope of treatment without financing [b]



48%
52%
Postpone
Other payment

Availability of credit differentiates partners & helps customers

61.6 million average active cardholders enjoying our card benefits

(a) Based on a 2014 Company survey of the terms of ten general purpose cash back credit cards

(b) Source: 2014 CareCredit Internal Study (1,502 respondents)

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14 Leveraging Data to Differentiate Our Value Proposition Transactions on our closed loop network vs. general purpose Customer Merchant Acquirer Network Issuer General Purpose Card PLCC Card Date Merch. Channel Brand Cat./SKU $ 4/2/15 Belk In- Store DKNY Women’s shoes 468XUTY $83.44 4/9/15 Belk Mobile Coach Women’s handbags 229HHREO $212.17 Enables customized offers SKU and category offers Synchrony’s more robust data provides insight Illustrative PLCC customer transactions Date Merch. Channel Brand Cat./SKU $ 4/2/15 Belk $83.44 4/9/15 Belk $212.17 General purpose transaction data Illustrative GPCC customer transactions Citi Capital One Chase

Digital, Loyalty and Analytics Capabilities

Proprietary Closed-Loop Network

- Enables valuable data capture
- No interchange fees

ONLINE

- Partnered with retailers growing online
- CareCredit Provider Locator
- 31% of apps through digital[(a)] channels in 2014
- 2014 digital[(a)] purchase volume up 18% vs. 2013

MOBILE

- Digital wallets: Apple Pay Samsung Pay CurrentC
- Mobile services:
  - ✓ Application
  - ✓ Servicing
  - ✓ Rewards
  - ✓ Payment
- Digital cards
- GPShopper investment

LOYALTY

- Integrated multi-tender loyalty solution
- Ability to deliver targeted offers across channels
- Seamlessly migrate non-credit customers to credit products

ANALYTICS

- Receive SKU/category level data on over 50% of SYF's network transactions
- Actionable retail analytics, market research and creative services
- Dedicated analytic centers and Synchrony Connect advisory team to drive growth

(a) Includes online and mobile

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Financial Performance

17 Financial Update Net earnings $ in millions 1Q’14 1Q’15 Strong, stable earnings Loan receivables $ in billions 7% growth Net charge-offs % of average loan receivables 4.86% 4.53% Platform revenue $ in millions $2,449 $2,581 5% growth Stable losses $558 $552 $54.3 $58.2 1Q’14 1Q’15 1Q’14 1Q’15 1Q’14 1Q’15 (a) (a) Platform revenue is the sum of “interest and fees on loans,” plus “other income,” less “retailer share arrangements”. See Non-GAAP reconciliation in appendix (b) (b) Includes loan receivables held for sale

18 2014 Platform revenue 26% 74% 200,000 next largest programs  Majority auto-renew  No ongoing program exceeds 0.1% Significant % of Revenue Under Long-Term Contracts $10,126 Largest 40 programs  Typically under long-term exclusive contracts (a) (a) Platform revenue is the sum of “interest and fees on loans,” plus “other income,” less “retailer share arrangements”. See Non-GAAP reconciliation in appendix (b) 40 largest ongoing program agreements, based on 2014 platform revenue 2014 Platform revenue $ in millions, % of 2014 Platform revenue Renewal highlights  67% of our platform revenue generated under programs with current contractual terms that continue through at least January 1, 2017  Renewed our five largest programs in 2013 and 2014 (b) Contractual expiration 2% 5% 5% Partners 7% 16% 2017 2016 2015 2019 4 5 4 7 2018 10 11% 2020 3 28% 2021+ 7

19 Credit Quality Overview  Synchrony controls underwriting and credit line decisions  Over 70% of assets at FICO greater than 660 Stronger portfolio U.S. consumer FICO Delinquency performance 30+ days delinquencies 4.22% 4.09% 3.79% 1Q’15 1Q’14 1Q’13 (a) (a) Prior to 3Q’12 a proprietary scoring model was used and converted to a FICO equivalent score 4.40% 1Q’12 19% 8% 20% 20% 61% 72% 601-660 661+ 2008 2014 ≤ 600

20 Funding Profile Deposits Securitized Debt Unsecured Debt 1Q’15 Long-term target 8% 59% 24% 15%-20% 60%-70% 15% -20% 9% Bank Loan Diverse funding sources % of liabilities excluding non-debt liabilities Fueled by strong deposit growth $ in billions 1Q’14 4Q’13 $25.7 $27.4 2Q’14 $30.5 3Q’14 $32.7 4Q’14 $35.0 1Q’15 $35.0

Peer Comparison 1Q'15

Significant growth

Purchase Volume Growth[(a)]


17.9%
9.7%
6.6%
2.7%
COF
SYF
AXP
DFS

Loan Receivables Growth[(d)]


8.6%
7.4%
7.3%
5.1%
COF
AXP
SYF
DFS

Strong margins

Risk Adjusted Yield[(b)]


16.8%
10.7%
9.7%
8.4%
SYF
COF
DFS
AXP

Efficiency Ratio[(a)]


32.2%
40.2%
49.9%
60.8%
SYF
DFS
COF
AXP

Strong balance sheet

CET1[(c)]


16.4%
14.7%
13.1%
12.1%
SYF
DFS
AXP
COF

Liquidity % of Assets[(e)]


19.7%
18.1%
17.5%
15.7%
SYF
AXP
DFS
COF

(a) Segment data for AXP-U.S Card Services and COF-Domestic Credit Card. Other data-total company level
(b) Calculated as credit card yield - net charge-off rate on credit cards. SYF-total company
(c) CET1 ratios are on an estimated, fully phased-in basis

(d) Segment data for AXP-U.S Card Services, COF-Domestic Credit Card, and DFS-Credit Card. Other data-total company level
(e) For AXP, DFS, and SYF calculated as: (cash and cash equivalents + investment securities) / total assets. Others calculated as: (cash and cash equivalents + AFS securities) / total assets

Sources: Company filings and SNL

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22 Summary Growth supported by online bank with strong deposit growth Solid fundamentals with strong returns Attractive growth opportunities, particularly to further leverage data analytics, loyalty, mobile and e-capabilities Private Label Credit Card leader well-positioned to capitalize on deep partner integration Differentiated business model with solid value proposition for both partners and consumers

Synchrony Credit Card Master Note Trust (SYNCT)

24 Master Note Trust Changes Sponsor / originator Credit enhancement Servicer  Synchrony Bank continues as…  Trust sponsor  Receivables originator  Synchrony Bank  Wholly owned subsidiary of Synchrony Financial • S&P (BBB-) • Fitch (BBB-)  Synchrony Financial and subsidiaries to continue performing receivables servicing activities as sub- servicer for GECC  Increased enhancement  Reflects sponsor’s parent credit rating  Implemented pre IPO  Hired agencies have assigned or affirmed AAA ratings Trust Name Change  Name changed to Synchrony Credit Card Master Note Trust  Ticker: SYNCT  Sub-servicing arrangement to remain until alternative servicing structure implemented  No change to key securitization personnel

25 Trust Stratification Highlights • +70% prime concentration • Lower balances and credit lines compared to general purpose credit cards • Highly seasoned accounts … +90% accounts over 3 years (peak losses 18-30 months after origination) Portfolio features Retailer composition FICO distribution (a) FICO Score Total Receivables (MM) Percentage 16,108 Less than 600 1,188 7.4% 600-659 3,166 19.7% 660-719 6,467 40.1% 720+ 5,217 32.4% No Score 70 0.4% 48% 55% 61% 63% 14% 15% 17% 17% 15% 15% 16% 16% 16% 15% 6% 4% 7% 2012 2013 2014 2015 0-1 yrs 1-3 yrs 3-5 yrs 5-7 yrs 7+ yrs Account age (# accounts by %) JCP 21% Sam's 23% Lowes 17% Walmart 15% GAP Family 13% Other 11% (a) (a) As of 3/31/2015 (a)

26 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% SYNCT Historical Performance 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% 35.00% Gross trust yield Mar’15 26.5% Principal payment rate Mar’15 12.3% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% Principal charge-offs Mar’15 6.5% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% 3 Month average excess spread Mar’15 17.0%

Appendix

28 Financial Results Summary earnings statement First quarter 2015 highlights $ in millions, except ratios Total interest income $3,150 $2,933 $217 7% Total interest expense 275 190 (85) (45)% Net interest income (NII) 2,875 2,743 132 5% Retailer share arrangements (RSA) (660) (594) (66) (11)% NII, after RSA 2,215 2,149 66 3% Provision for loan losses 687 764 77 10% Other income 101 115 (14) (12)% Other expense 746 610 (136) (22)% Pre-Tax earnings 883 890 (7) (1)% Provision for income taxes 331 332 1 0% Net earnings $552 $558 $(6) (1)% Return on assets 3.0% 3.9% (0.9)pts. 1Q'15 1Q'14% $ B/(W) • $552 million Net earnings, 3.0% ROA • Net interest income up 5% driven by growth in loan receivables  Interest and fees on loan receivables up 7% in-line with receivable growth  Interest expense increase driven by liquidity, funding mix and growth • Provision for loan losses declined 10%  Asset quality improved … 30+ delinquencies down 30bps. and NCO rate down 33bps. vs. prior year • Other income declined 12%  Increased loyalty partially offset with interchange due to program growth • Other expense in-line with expectations  Other expense increase primarily driven by infrastructure build and growth

29 Non-GAAP Reconciliations In order to assess and internally report the revenue performance of our three sales platforms, we use measures we refer to as “platform revenue” and “platform revenue excluding retailer share arrangements.” Platform revenue is the sum of three line items in our Condensed Consolidated and Combined Statements of Earnings prepared in accordance with GAAP: “interest and fees on loans,” plus “other income,” less “retailer share arrangements.” Platform revenue and platform revenue excluding retailer share arrangements are not measures presented in accordance with GAAP. To calculate platform revenue we deduct retailer share arrangements but do not deduct other line item expenses, such as interest expense, provision for loan losses and other expense, because those items are managed for the business as a whole. We believe that platform revenue is a useful measure to investors because it represents management’s view of the net revenue contribution of each of our platforms. Platform revenue excluding retailer share arrangements represents management’s view of the gross revenue contribution of each of our platforms. These measures should not be considered a substitute for interest and fees on loans or other measures of performance we have reported in accordance with GAAP. We present certain capital ratios. As a new savings and loan holding company, we historically have not been required by regulators to disclose capital ratios, and therefore these capital ratios are non-GAAP measures. We believe these capital ratios are useful measures to investors because they are widely used by analysts and regulators to assess the capital position of financial services companies, although our Basel I Tier 1 common ratio is not a Basel I defined regulatory capital ratio, and our Basel I and Basel III Tier 1 common ratios may not be comparable to similarly titled measures reported by other companies. Our Basel I Tier 1 common ratio is the ratio of Tier 1 common equity (as calculated below) to total risk-weighted assets as calculated in accordance with the U.S. Basel I capital rules. Our Basel III Tier 1 common ratio is the ratio of common equity Tier 1 capital to total risk-weighted assets, each as calculated in accordance with the U.S. Basel III capital rules (on a fully phased-in basis). Our Basel III Tier 1 common ratio is a preliminary estimate reflecting management’s interpretation of the final Basel III capital rules adopted in July 2013 by the Federal Reserve Board, which have not been fully implemented, and our estimate and interpretations are subject to, among other things, ongoing regulatory review and implementation guidance.

Non-GAAP Reconciliation

The following table sets forth each component of our platform revenue for periods indicated below.

($ in millions)	For the Three Months Ended March 31, 2015	For the Three Months Ended March 31, 2014	For the Twelve Months Ended December 31, 2014
Platform Revenue			
Total:			
Interest and fees on loans	$3,140	$2,928	$12,216
Other income	$101	$115	$485
Retailer share arrangements	$(660)	$(594)	$(2,575)
Platform revenue	$2,581	$2,449	$10,126
Retail Card:			
Interest and fees on loans	$2,337	$2,178	$9,040
Other income	$86	$96	$407
Retailer share arrangements	$(651)	$(584)	$(2,530)
Platform revenue	$1,772	$1,690	$6,917
Payment Solutions:			
Interest and fees on loans	$403	$372	$1,582
Other income	$5	$8	$32
Retailer share arrangements	$(8)	$(9)	$(41)
Platform revenue	$400	$371	$1,573
CareCredit:			
Interest and fees on loans	$400	$378	$1,594
Other income	$10	$11	$46
Retailer share arrangements	$(1)	$(1)	$(4)
Platform revenue	$409	$388	$1,636

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Non-GAAP Reconciliation

The following table sets forth a reconciliation of each component of our capital ratios to the comparable GAAP component at March 31, 2015.

	$ in millions at March 31, 2015
COMMON EQUITY MEASURES	
GAAP Total common equity	$11,036
Less: Goodwill	(949)
Less: Intangible assets, net	(557)
Tangible common equity	**$9,530**
Adjustments for certain other intangible assets, deferred tax liabilities and certain items in accumulated comprehensive income (loss)	293
Basel I – Tier 1 capital and Tier 1 common equity	**$9,823**
Adjustments for certain other intangible assets and deferred tax liabilities	(12)
Basel III – Tier 1 common equity	**$9,811**
ASSET MEASURES	
Total assets	$72,721
Adjustments for:	
Disallowed goodwill and other disallowed intangible assets, net of related deferred tax liabilities	(1,213)
Other	136
Total assets for leverage purposes – Basel I	**$71,644**
Risk-weighted assets – Basel I	**$58,184**
Additional risk weighting adjustments related to:	
Deferred taxes	1,224
Loan receivables delinquent over 90 days	528
Other	(10)
Risk-weighted assets – Basel III (fully phased in)	**$59,926**

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